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                                                                    EXHIBIT 23.2


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      As independent certified public accountants, we hereby consent to the incorporation by reference in this S-8 registration statement of our report dated February 9, 2001, included in H.T.E., Inc.'s Form 10-K for the year ended December 31, 2000, and to all references to our firm included in this registration statement.


                                           /s/ ARTHUR ANDERSEN LLP

Tampa, Florida,
July 16, 2001